                                                                     EXHIBIT 4.2







--------------------------------------------------------------------------------




                         YORK INTERNATIONAL CORPORATION

                                       AND

                              THE BANK OF NEW YORK,

                                   AS TRUSTEE




                                SENIOR INDENTURE

                          DATED AS OF _______ __, 200_




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




                             CROSS REFERENCE SHEET*



      Provisions of Trust Indenture Act of 1939 and Indenture to be dated as of _________ __, 200_ between YORK INTERNATIONAL CORPORATION and THE BANK OF NEW YORK, as Trustee:


Section of the Act                    Section of Indenture
------------------                    --------------------

310(a)(1), (2) and (5)..............  6.9
310(a)(3) and (4)...................  Inapplicable
310(b)..............................  6.8 and 6.10(a), (b) and (d)
310(c)..............................  Inapplicable
311(a)..............................  6.13
311(b)..............................  6.13
311(c)..............................  Inapplicable
312(a)..............................  4.1 and 4.2(a)
312(b)..............................  4.2(a) and (b)(i) and (ii)
312(c)..............................  4.2(c)
313(a)..............................  4.4(a)(i), (ii), (iii), (iv), (v), (vi) and (vii)
313(a)(5)...........................  Inapplicable
313(b)(1)...........................  Inapplicable
313(b)(2)...........................  4.4(b)
313(c)..............................  4.4(c)
313(d)..............................  4.4(d)
314(a)..............................  4.3
314(b)..............................  Inapplicable
314(c)(1) and (2)...................  11.5
314(c)(3)...........................  Inapplicable
314(d)..............................  Inapplicable
314(e)..............................  11.5
314(f)..............................  Inapplicable
315(a), (c) and (d).................  6.1
315(b)..............................  5.8
315(e)..............................  5.9
316(a)(1)...........................  5.7
316(a)(2)...........................  Not required
316(a) (last sentence)..............  7.4
316(b)..............................  5.4
317(a)..............................  5.2
317(b)..............................  3.5(a)
318(a)..............................  11.7

------------------
*This Cross Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE ONE
                                   DEFINITIONS

SECTION 1.1    Definitions...................................................1
  Affiliate..................................................................2
  Attributable Debt..........................................................2
  Authenticating Agent.......................................................2
  Bankruptcy Law.............................................................2
  Board of Directors.........................................................2
  Board Resolution...........................................................2
  Business Day...............................................................2
  Commission.................................................................2
  Corporate Trust Office.....................................................3
  Debt.......................................................................3
  Default....................................................................3
  Depositary.................................................................3
  Dollars....................................................................3
  $..........................................................................3
  Exchange Act...............................................................3
  Event of Default...........................................................3
  Funded Debt................................................................3
  GAAP.......................................................................3
  Global Security............................................................3
  Holder.....................................................................3
  Holder of Securities.......................................................3
  Securityholder.............................................................3
  Indenture..................................................................3
  interest...................................................................4
  Issuer.....................................................................4
  Issuer Order...............................................................4
  Lien.......................................................................4
  Officers' Certificate......................................................4
  Opinion of Counsel.........................................................4
  original issue date........................................................4
  original issue discount....................................................4
  Original Issue Discount Security...........................................5
  Outstanding................................................................5
  Periodic Offering..........................................................5
  Person.....................................................................5
  Place of Payment...........................................................6


  principal..................................................................6
  principal amount...........................................................6
  Principal Property.........................................................6
  Receivable Financing Transaction...........................................6
  record date................................................................6
  Responsible Officer........................................................6
  Restricted Subsidiary......................................................6
  Sale and Lease-Back Transaction............................................6
  Securities Act.............................................................7
  Security...................................................................7
  Securities.................................................................7
  Shareholders' Equity in the Issuer and its Consolidated Subsidiaries.......7
  Stated Maturity............................................................7
  Subsidiary.................................................................7
  Trust Indenture Act of 1939................................................7
  Trustee....................................................................7
  U.S. Government Obligations................................................7
  vice president.............................................................7
  Yield to Maturity..........................................................7

                                   ARTICLE TWO
                                   SECURITIES

SECTION 2.1    Forms Generally...............................................8
SECTION 2.2    Form of Trustee's Certificate of Authentication...............8
SECTION 2.3    Amount Unlimited, Issuable in Series..........................9
SECTION 2.4    Authentication and Delivery of Securities....................11
SECTION 2.5    Execution of Securities......................................14
SECTION 2.6    Certificate of Authentication................................14
SECTION 2.7    Denomination and Date of Securities; Payments of Interest....15
SECTION 2.8    Registration, Transfer and Exchange..........................15
SECTION 2.9    Mutilated, Defaced, Destroyed, Lost and Stolen Securities....17
SECTION 2.10   Cancellation of Securities; Disposition Thereof..............18
SECTION 2.11   Temporary Securities.........................................19
SECTION 2.12   CUSIP Numbers................................................19

                                  ARTICLE THREE
                             COVENANTS OF THE ISSUER

SECTION 3.1    Payment of Principal and Interest............................19
SECTION 3.2    Maintenance of Office or Agency for Notices and Demands......20
SECTION 3.3    Officers' Annual Compliance Certificate Filed with the
                  Trustee...................................................20
SECTION 3.4    Corporate Existence..........................................20
SECTION 3.5    Payment of Taxes and Other Claims............................20
SECTION 3.6    Limitation on Liens..........................................20

                                      -ii-


SECTION 3.7    Limitation on Sale and Lease-Back Transactions...............22

                                  ARTICLE FOUR
                      SECURITYHOLDERS LISTS AND REPORTS BY
                           THE ISSUER AND THE TRUSTEE

SECTION 4.1    Issuer to Furnish Trustee Information as to Names and
                  Addresses of Securityholders..............................23
SECTION 4.2    Preservation and Disclosure of Securityholders Lists.........23
SECTION 4.3    Reports by the Issuer........................................25
SECTION 4.4    Reports by the Trustee.......................................25

                                  ARTICLE FIVE
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

SECTION 5.1    Events of Default............................................27
SECTION 5.2    Payment of Securities on Default; Suit Therefor..............29
SECTION 5.3    Application of Moneys Collected by Trustee...................30
SECTION 5.4    Proceedings by Securityholders...............................31
SECTION 5.5    Proceedings by Trustee.......................................32
SECTION 5.6    Remedies Cumulative and Continuing...........................32
SECTION 5.7    Direction of Proceedings; Waiver of Defaults by Majority
                  of Securityholders........................................32
SECTION 5.8    Notice of Defaults...........................................33
SECTION 5.9    Undertaking to Pay Costs.....................................33

                                   ARTICLE SIX
                             CONCERNING THE TRUSTEE

SECTION 6.1    Duties and Responsibilities of the Trustee; During
                  Default; Prior to Default.................................33
SECTION 6.2    Certain Rights of the Trustee................................35
SECTION 6.3    Trustee Not Responsible for Recitals, Disposition of
                  Securities or Application of Proceeds Thereof.............36
SECTION 6.4    Trustee and Agents May Hold Securities; Collections, etc.....36
SECTION 6.5    Moneys Held by Trustee.......................................36
SECTION 6.6    Compensation and Indemnification of Trustee and Its
                  Prior Claim...............................................36
SECTION 6.7    Right of Trustee to Rely on Officers' Certificate, etc.......37
SECTION 6.8    Qualification of Trustee; Conflicting Interests..............37
SECTION 6.9    Persons Eligible for Appointment as Trustee; Different
                  Trustees for Different Series.............................37
SECTION 6.10   Resignation and Removal; Appointment of Successor Trustee....38
SECTION 6.11   Acceptance of Appointment by Successor Trustee...............39
SECTION 6.12   Merger, Conversion, Consolidation or Succession to
                  Business of Trustee.......................................40

SECTION 6.13   Preferential Collection of Claims Against the Issuer.........41
SECTION 6.14   Appointment of Authenticating Agent..........................41

                                  ARTICLE SEVEN
                         CONCERNING THE SECURITYHOLDERS

SECTION 7.1    Evidence of Action Taken by Securityholders..................42
SECTION 7.2    Proof of Execution of Instruments and of Holding of
                  Securities................................................42
SECTION 7.3    Holders to be Treated as Owners..............................42
SECTION 7.4    Securities Owned by Issuer Deemed Not Outstanding............43
SECTION 7.5    Right of Revocation of Action Taken..........................43
SECTION 7.6    Record Date for Consents and Waivers.........................43

                                  ARTICLE EIGHT
                             SUPPLEMENTAL INDENTURES

SECTION 8.1    Supplemental Indentures Without Consent of
                  Securityholders...........................................44
SECTION 8.2    Supplemental Indentures with Consent of Securityholders......46
SECTION 8.3    Effect of Supplemental Indenture.............................47
SECTION 8.4    Documents to Be Given to Trustee.............................47
SECTION 8.5    Notation on Securities in Respect of Supplemental
                  Indentures................................................47

                                  ARTICLE NINE
                                   SUCCESSORS

SECTION 9.1    When Issuer May Merge, etc...................................48
SECTION 9.2    Successor Corporation Substituted............................48

                                 ARTICLE TEN
                   SATISFACTION AND DISCHARGE OF INDENTURE;
                      COVENANT DEFEASANCE; UNCLAIMED MONEYS

SECTION 10.1   Satisfaction and Discharge of Indenture; Covenant
                  Defeasance................................................48
SECTION 10.2   Application by Trustee of Funds Deposited for Payment of
                  Securities................................................52
SECTION 10.3   Repayment of Moneys Held by Paying Agent.....................52
SECTION 10.4   Return of Moneys Held by Trustee and Paying Agent
                  Unclaimed for Two Years...................................52
SECTION 10.5   Indemnity for U.S. Government Obligations....................52

                                 ARTICLE ELEVEN
                            MISCELLANEOUS PROVISIONS

SECTION 11.1   Partners, Incorporators, Stockholders, Officers and
                  Directors of Issuer Exempt from Individual Liability......53
SECTION 11.2   Provisions of Indenture for the Sole Benefit of Parties
                  and Holders of Securities.................................53

                                      -iv-

SECTION 11.3   Successors and Assigns of Issuer Bound by Indenture..........53
SECTION 11.4   Notices and Demands on Issuer, Trustee and Holders of
                  Securities................................................53
SECTION 11.5   Officers' Certificates and Opinions of Counsel;
                  Statements to Be Contained Therein........................54
SECTION 11.6   Payments Due on Saturdays, Sundays and Holidays..............55
SECTION 11.7   Conflict of Any Provision of Indenture with Trust
                  Indenture Act of 1939.....................................55
SECTION 11.8   GOVERNING LAW................................................55
SECTION 11.9   Counterparts.................................................55
SECTION 11.10  Effect of Headings...........................................55

                                 ARTICLE TWELVE
                  REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 12.1   Applicability of Article.....................................55
SECTION 12.2   Notice of Redemption; Partial Redemptions....................55
SECTION 12.3   Payment of Securities Called for Redemption..................57
SECTION 12.4   Exclusion of Certain Securities from Eligibility for
                  Selection for Redemption..................................57
SECTION 12.5   Mandatory and Optional Sinking Funds.........................58

      THIS SENIOR INDENTURE, dated as of _______ __, 200_ between YORK INTERNATIONAL CORPORATION, a Delaware corporation (the "Issuer"), and THE BANK OF NEW YORK, as trustee (the "Trustee").


                            W I T N E S S E T H :

      WHEREAS, the Issuer has duly authorized the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

      WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

      WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been undertaken and completed;

      NOW, THEREFORE:

      In consideration of the premises and the purchases of the Securities by the Holders (as hereinafter defined) thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

      SECTION 1.1 Definitions. For all purposes of this Indenture and of any indenture supplemental hereto the following terms shall have the respective meanings specified in this Section 1.1 (except as otherwise expressly provided herein or in any indenture supplemental hereto or unless the context otherwise clearly requires). All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 (as hereinafter defined), including terms defined therein by reference to the Securities Act (as hereinafter defined), shall have the meanings assigned to such terms in said Trust Indenture Act of 1939 and in said Securities Act as in force at the date of this Indenture (except as otherwise expressly provided herein or in any indenture supplemental hereto or unless the context otherwise clearly requires).

      All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with GAAP (as hereinafter defined).

      The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The expressions "date of this Indenture", "date hereof", "date as of which this Indenture is dated" and "date of execution and delivery of this Indenture" and other expressions of similar import refer to the effective date of the original execution and delivery of this Indenture, viz., as of _______ __, 200_.

      The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Attributable Debt" means, with respect to any particular series of Securities and as of any particular time, the present value, discounted at a rate per annum equal to the interest rate borne by the Securities of such series (or, in the case of Original Issue Discount Securities, the Yield to Maturity), of the obligation of a lessee for rental payments (not including amounts payable by the lessee for maintenance, property taxes and insurance) during the remaining term of any lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

      "Authenticating Agent" shall have the meaning set forth in Section 6.14.

      "Bankruptcy Law" means Title 11, United States Code or any similar Federal or state law for the relief of debtors.

      "Board of Directors" means the board of directors of the Issuer.

      "Board Resolution" means one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

      "Business Day" means, with respect to any Security, unless otherwise specified in a Board Resolution and an Officers' Certificate with respect to a particular series of Securities, a day that (a) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable, as specified in the form of such Security, and (b) in the city in which the Corporate Trust Office is located, is not a day on which banking institutions are authorized or required by law or regulation to close.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

      "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located in New York, New York.

      "Debt" means indebtedness for borrowed money.

      "Default" means any event which is, or after the giving of notice or passage of time or both would be, an Event of Default.

      "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and, if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of such series.

      "Dollars" and the sign "$" means the coin and currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Event of Default" means any event or condition specified as such in
Section 5.1.

      "Funded Debt" means Debt which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of the creation of such Debt, including but not limited to, outstanding revolving credit loans.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, consistently applied, which are applicable to the circumstances as of the date of determination.

      "Global Security" means a Security evidencing all or a part of a series of Securities issued to the Depositary for such series in accordance with Section
2.3 and bearing the legend prescribed in Section 2.4.

      "Holder", "Holder of Securities", "Securityholder" or other similar terms mean, in the case of any Security, the Person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof.

      "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, including, for all purposes of this instrument and any such supplement, the provisions of the Trust Indenture Act of 1939 that are deemed to be a part of and govern this instrument and any such supplement, respectively, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

      "interest" means, when used with respect to non-interest bearing Securities (including, without limitation, any Original Issue Discount Security that by its terms bears interest only after maturity or upon default in any other payment due on such Security), interest payable after maturity (whether at stated maturity, upon acceleration or redemption or otherwise) or after the date, if any, on which the Issuer becomes obligated to acquire a Security, whether upon conversion, by purchase or otherwise.

      "Issuer" means York International Corporation, a Delaware corporation, and, subject to Article Nine, its successors and assigns.

      "Issuer Order" means a written statement, request or order of the Issuer which is signed in its name by the chairman of the Board of Directors, the president or any vice president of the Issuer, and delivered to the Trustee.

      "Lien" means any mortgage, lien, pledge, security interest, conditional sale or other title retention agreement or other security interest or encumbrance of any kind (including any agreement to give any security interest).

      "Officers' Certificate", when used with respect to the Issuer, means a certificate signed by the chairman of the Board of Directors, the president, or any vice president and by the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Issuer. Each such certificate shall include the statements provided for in Section 11.5 if and to the extent required by the provisions of such Section
11.5. One of the officers signing an Officers' Certificate given pursuant to
Section 4.3 shall be the principal executive, financial or accounting officer of the Issuer.

      "Opinion of Counsel" means an opinion in writing signed by the chief counsel of the Issuer or by such other legal counsel who may be an employee of or counsel to the Issuer and who shall be reasonably satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 11.5, if and to the extent required by the provisions of such Section 11.5.

      "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

      "original issue discount" of any debt security, including any Original Issue Discount Security, means the difference between the principal amount of such debt security and the initial issue price of such debt security (as set forth in the case of an Original Issue Discount Security on the face of such Security).

      "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Article Five.

      "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

        (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

        (b) Securities (other than Securities of any series as to which the provisions of Article Ten hereof shall not be applicable), or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that, if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

        (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

      In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that would be due and payable as of the date of such determination (as certified by the Issuer to the Trustee) upon a declaration of acceleration of the maturity thereof pursuant to Article Five.

      "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and interest, if any, on the Securities of such series are payable as determined in accordance with
Section 2.3.

      "principal" of a debt security, including any Security, means the amount (including, without limitation, if and to the extent applicable, any premium and, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of any date and for any purpose (including, without limitation, in connection with any sinking fund, if any, upon any redemption at the option of the Issuer, upon any purchase or exchange at the option of the Issuer or the holder of such debt security and upon any acceleration of the maturity of such debt security).

      "principal amount" of a debt security, including any Security, means the principal amount as set forth on the face of such debt security.

      "Principal Property" means all property and assets of the Issuer and its Restricted Subsidiaries considered as Property, Plan and Equipment for purposes of the Issuer's consolidated balance sheet.

      "Receivable Financing Transaction" means any transaction or series of transactions involving a sale for cash or notes of accounts receivable, without recourse based upon the collectibility of the receivables sold, by the Issuer or any Restricted Subsidiary to a wholly owned Restricted Subsidiary created solely for the purpose of facilitating the transaction, and a subsequent sale or pledge of those accounts receivable by that Restricted Subsidiary, in each case without any guarantee of the collectibility of such receivables or any indebtedness secured thereby or payable therefrom by the Issuer or any Restricted Subsidiary other than such Restricted Subsidiary.

      "record date" shall have the meaning set forth in Section 2.7.

      "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture.

      "Restricted Subsidiary" means any Subsidiary organized and existing under the laws of the United States of America or Canada, including any branch of any such Subsidiary whether such branch is located in the United States of America or Canada, or any other country.

      "Sale and Lease-Back Transaction" means an arrangement with any Person providing for the leasing by the Issuer or any Restricted Subsidiary of any Principal Property, title to which property has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person; provided, however, that the term Sale and Lease-Back Transaction shall not include any arrangement with the United States of America, any of its territories or possessions, or any State thereof, or the District of Columbia, or any department, agency, instrumentality or political subdivision of any thereof, or any department, agency or instrumentality of any such political subdivision, entered into for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the Principal Property subject to such arrangement.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Security" or "Securities" has the meaning stated in the first recital of this Indenture or, as the case may be, Securities that have been authenticated and delivered pursuant to this Indenture.

      "Shareholders' Equity in the Issuer and its Consolidated Subsidiaries" means the consolidated capital stock, capital surplus, if any, and retained earnings of the Issuer and its consolidated Subsidiaries, after deducting the cost of shares of the Issuer held in its treasury.

      "Stated Maturity", when used with respect to any Security or any installment of interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the total voting power of the voting stock outstanding is, or other ownership interests having voting power under ordinary circumstances with the power to elect a majority of the board of directors or other Persons performing similar functions are, at the time directly or indirectly owned by such Person. Unless otherwise indicated, "Subsidiary" shall refer only to Subsidiaries of the Issuer.

      "Trust Indenture Act of 1939" (except as otherwise provided in Sections
8.1 and 8.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture is originally executed.

      "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

      "U.S. Government Obligations" shall have the meaning set forth in
Section 10.1(B).

      "vice president", when used with respect to the Issuer or the Trustee, means any vice president, regardless of whether designated by a number or a word or words added before or after the title "vice president".

      "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with generally accepted financial practice or as otherwise provided in the terms of such series of Securities.

                                   ARTICLE TWO
                                   SECURITIES

      SECTION 2.1 Forms Generally. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

SECTION 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be substantially as follows:

      This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                              THE BANK OF NEW YORK, as Trustee


                              By
                                ----------------------------------------------
                                    Authorized Signatory


      If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Securities of such series shall bear, in addition to the Trustee's certificate of authentication, an alternate Certificate of Authentication which shall be substantially as follows:

      This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                              THE BANK OF NEW YORK, as Trustee


                              By
                                ----------------------------------------------
                                    as Authenticating Agent


                              By
                                ----------------------------------------------
                                    Authorized Signatory


      SECTION 2.3 Amount Unlimited, Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series and with all other unsecured and unsubordinated Debt of the Issuer. There shall be established in or pursuant to one or more Board Resolutions (and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series:

            (1) the designation of the Securities of the series, which shall distinguish the Securities of such series from the Securities of all other series;

            (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

            (3) the date or dates on which the principal of the Securities of the series is payable;

            (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, on which any such interest shall be payable and on which a record shall be taken for the determination of Holders to whom any such interest is payable or the method by which such rate or rates or date or dates shall be determined or both;

            (5) the place or places where and the manner in which the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable (if other than as provided in Section 3.2) and the office or agency for the Securities of the series maintained by the Issuer pursuant to Section 3.2;

            (6) the right, if any, of the Issuer to redeem, purchase or repay Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices (or the method by which such price or prices shall be determined or both) at which, the form or method of payment therefor if other than in cash and any terms and conditions upon which, and the manner in which (if different from the provisions of

    Article Twelve), Securities of the series may be so redeemed, purchased or repaid, in whole or in part, pursuant to any sinking fund or otherwise;

            (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series in whole or in part pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which the price or prices (or the method by which such price or prices shall be determined or both) at which, the form or method of payment therefor if other than in cash and any terms and conditions upon which, and the manner in which (if different from the provisions of Article Twelve), Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon acceleration of the maturity thereof;

           (10) whether Securities of the series will be issuable as Global Securities;

           (11) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

           (12) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

           (13) any deleted, modified or additional events of default or remedies or any additional covenants with respect to the Securities of such series;

           (14) whether the provisions of Section 10.1(C) will be applicable to Securities of such series;

           (15) any provision relating to the issuance of Securities of such series at an original issue discount (including, without limitation, the issue price thereof, the rate or rates at which such original issue discount shall accrete, if any, and the date or dates from or to which or period or periods during which such original issue discount shall accrete at such rate or rates);

           (16) if other than Dollars, the foreign currency in which payment of the principal of, premium, if any, and interest, if any, on the Securities of such series shall be payable;

           (17) if any entity other than The Bank of New York is to act as Trustee for the Securities of such series, the name and Corporate Trust Office of such Trustee;

           (18) if the amounts of payments of principal of, premium, if any, and interest, if any, on the Securities of such series are to be determined with reference to an index, the manner in which such amounts shall be determined; and

           (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

      Any such Board Resolution or Officers' Certificate referred to above with respect to Securities of any series filed with the Trustee on or before the initial issuance of the Securities of such series shall be incorporated herein by reference with respect to Securities of such series and shall thereafter be deemed to be a part of the Indenture for all purposes relating to Securities of such series as fully as if such Board Resolution or Officers' Certificate were set forth herein in full.

      SECTION 2.4 Authentication and Delivery of Securities. The Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this
Section 2.4, and the Trustee shall thereupon authenticate and deliver such Securities to, or upon the order of, the Issuer (contained in the Issuer Order referred to below in this Section 2.4) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate, if any, and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures and agreed to by the Trustee, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating the Securities of such series and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

      (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities of such series are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates, if any, and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures, (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing and (e) after the original issuance of the first Security of such series to be issued, any separate request by the Issuer that the Trustee authenticate Securities of such series for original issuance will be deemed to be a certification by the Issuer that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities;
    (2) the Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of such series were established;

      (3) an Officers' Certificate setting forth the form or forms and terms of the Securities, stating that the form or forms and terms of the Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture and covering such other matters as the Trustee may reasonably request; and

      (4) at the option of the Issuer, either an Opinion of Counsel, or a letter from legal counsel addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

                  (a) the form or forms of the Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture;

                  (b) in the case of an underwritten offering, the terms of the
            Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities of such series have been established pursuant to a Board Resolution, an Officers' Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture;

                  (c) when the Securities of such series have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

                  (d) the execution and delivery by the Issuer of, and the
            performance by the Issuer of its obligations under, the Securities of such series will not contravene any provision of applicable law or the articles of incorporation or bylaws of the Issuer or any agreement or other instrument binding upon the Issuer or any of its Subsidiaries that is material to the Issuer and its Subsidiaries, considered as one enterprise, or, to such counsel's knowledge after the inquiry indicated therein, any judgment, order or decree of any governmental agency or any court having jurisdiction over the Issuer or any Subsidiary, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer of its obligations under the Securities, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

      In addition, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, such Opinion of Counsel shall also state that all laws and requirements with respect to the form and execution by the Issuer of the supplemental indenture with respect to the series of Securities have been complied with, the Issuer has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles whether applied in an action at law or in equity).

      In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of Delaware and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes that both such counsel and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel has relied, to the extent such counsel deems proper, upon certificates of officers of the Issuer and its Subsidiaries and certificates of public officials.

      The Trustee shall have the right to decline to authenticate and deliver any Securities of any series under this Section 2.4 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

      If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section
2.4 and the Issuer Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series to be issued in the form of Global Securities and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions, and
(iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

      Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

      SECTION 2.5 Execution of Securities. The Securities shall be signed on behalf of the Issuer by the chairman of the Board of Directors, the president, any vice president or the treasurer of the Issuer, under its corporate seal which may, but need not, be attested by its secretary or one of its assistant secretaries. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

      In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

      SECTION 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, or its Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee or its Authenticating Agent upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this

Indenture. Each reference in this Indenture to authentication by the Trustee includes authentication by an agent appointed pursuant to Section 6.14.

      SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable in registered form in denominations established as contemplated by Section 2.3 or, with respect to the Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

      Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date of its authentication, and such interest, if any, shall be payable on the dates, established as contemplated by Section 2.3.

      The Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities for such series are registered (a) at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date or (b) as determined by such other procedure as is mutually acceptable to the Issuer and the Trustee. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

      SECTION 2.8 Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of each series and the registration of transfer of Securities of such series. Each such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection and available for copying by the Trustee.

      Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series, maturity date, interest rate, if any, and original issue date in authorized denominations for a like aggregate principal amount.

      All Securities presented for registration of transfer shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

      At the option of the Holder thereof, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2. All Securities surrendered upon any exchange or registration of transfer provided for in this Indenture shall be promptly cancelled and returned to the Issuer.

      The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Securities. No service charge shall be made for any such transaction or for any exchange of Securities of any series as contemplated by the immediately preceding paragraph.

      The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing or publication of notice of redemption of Securities of such series to be redeemed, (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed or (c) any Security if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Security in whole or in part, except the portion of such Security not required to be repurchased.

      Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

      The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

      If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

      (i) to the Person specified by such Depositary, a new Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

     (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

      Upon the exchange of a Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Trustee or the Issuer or an agent of the Issuer. The Trustee or such agent shall deliver at its office such Securities to or as directed by the Persons in whose names such Securities are so registered.

      All Securities issued upon any registration of transfer or exchange of Securities shall be valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, maturity date, interest rate, if any, and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by the Trustee or the Issuer or any such agent to indemnify and defend and to save each of the Trustee and the Issuer and any such agent harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement, shall surrender the Security to the Trustee or such agent.

      Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to hold each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to the Trustee's satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 2.10 Cancellation of Securities; Disposition Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall return all cancelled Securities to the Company. If the Issuer or its agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

      SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3.

      SECTION 2.12 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                 ARTICLE THREE
                             COVENANTS OF THE ISSUER

     Subject to the provisions of Article Ten, the Company covenants for the benefit of the Securityholders that:

      SECTION 3.1 Payment of Principal and Interest. (a) The Issuer will punctually pay the principal and interest, if any, to become due in respect of the Securities according to the terms of the Securities and this Indenture. Payments of principal and interest shall be made at the Corporate Trust Office.

      (b) The Issuer shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum set forth in the Securities.

      SECTION 3.2 Maintenance of Office or Agency for Notices and Demands. The Issuer will maintain in The City of New York an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as provided in this Indenture and an office or agency where notices and demands to or upon the Issuer in respect of such Securities or of this Indenture may be served. Until otherwise designated by the Issuer in a written notice to the Trustee, such office or agency in The City of New York shall be ___________________, an Affiliate of the Trustee, located at ________________.
If at any time the Issuer shall fail to maintain any such required office, such presentations and demands may also be made and notices may also be served at the Corporate Trust Office.

      SECTION 3.3 Officers' Annual Compliance Certificate Filed with the Trustee. Within 120 days after the close of each fiscal year of the Issuer ending after the date hereof, the Issuer will file with the Trustee a certificate signed by the chairman of the Board of Directors, the chief executive officer, the president or any vice president and by the chief financial officer, treasurer or any assistant treasurer or the secretary or any assistant secretary of the Issuer (provided that one of such signatories shall be the Issuer's principal executive officer, principal financial officer or principal accounting officer), as to such officers' knowledge of the Issuer's compliance with all conditions and covenants under this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and in the event any Default of the Issuer exists, such officers shall specify the nature of such Default.

      SECTION 3.4 Corporate Existence. Subject to Article Nine, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its material rights (charter and statutory) and franchises; provided, however, that the Issuer shall not be required to preserve any such material right or franchise if the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the loss thereof is not materially adverse to the Holders of the Securities.

      SECTION 3.5 Payment of Taxes and Other Claims. The Issuer will pay or discharge or cause to be paid or discharged, before any penalty accrues thereon,
(a) all material taxes, assessments and governmental charges levied or imposed upon the Issuer or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Issuer or any Restricted Subsidiary; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      SECTION 3.6 Limitation on Liens. (a) The Issuer will not, nor will it permit any Restricted Subsidiary to, (i) issue or assume any Debt which is secured by a Lien upon, or enter into a guarantee of any Debt, which guarantee is secured by a Lien upon, or (ii) directly or indirectly secure any outstanding Debt of the Issuer or any Restricted Subsidiary by a Lien upon, any Principal Property now owned or hereafter acquired, without in any such case effectively providing, concurrently with the issuance or assumption of any such Debt or the entry of any such guarantee, or the granting of security with respect to any such outstanding Debt or guarantee, that the Securities (together with, if the Issuer shall so determine, any other Debt or guarantee of the Issuer or any Restricted Subsidiary ranking equally with the Securities then existing or thereafter created) shall be secured equally and ratably with (or prior to) such Debt or such guarantee; provided, however, that the foregoing restriction shall not apply to:

            (1) Liens on any Principal Property acquired after the date of this Indenture which are created or assumed contemporaneously with, or within 90 days after, such acquisition solely for the purpose of securing Debt (including, but not limited to, deferred purchase price obligations) representing, or incurred to finance, refinance or refund, the purchase price or acquisition cost of the Principal Property subject thereto, provided that (A) the principal amount of the Debt secured by such Lien does not exceed 100% of such purchase price or acquisition cost and (B) such Lien does not extend to or cover any Principal Property other than such Principal Property and any improvements on or rights appurtenant thereto acquired in such transaction;

            (2) Liens on any Principal Property acquired after the date of this Indenture existing at the time such Principal Property is acquired;

            (3) Liens on any Principal Property or shares of stock or Debt acquired from or through a corporation which is merged with or into the Issuer or a Restricted Subsidiary;

            (4) Liens on receivables subject to a Receivable Financing Transaction;

            (5) Liens to secure Debt of a Subsidiary to the Issuer or to another Subsidiary;

            (6) Liens on any Principal Property in existence on the date of this Indenture;

            (7) Liens on any Principal Property constituting real property constructed or improved by the Issuer or any Restricted Subsidiary after the date of this Indenture which are created or assumed contemporaneously with, or within 90 days after, such construction or improvement solely for the purpose of securing Debt (including, but not limited to, deferred purchase price obligations) representing, or incurred to finance, refinance or refund, the cost of such construction or improvement, provided that (A) the principal amount of the Debt secured by such Lien does not exceed 100% of such cost and (B) such Lien does not extend to or cover any Principal Property other than such real property and any improvements on or rights appurtenant thereto constructed or improved in such transaction;

            (8) Liens in favor of the United States of America, any of its territories or possessions, or any State thereof, or any department, agency, instrumentality or political subdivision of any thereof, or any department, agency or instrumentality of any such political subdivision, to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the Principal Property subject to such Lien;

            (9) pledges or deposits securing Debt incurred in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing Debt to insurance carriers under insurance or self-insurance arrangements;

           (10) Liens securing Debt incurred in connection with taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Issuer or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

           (11) Liens securing any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements) of Debt of the Issuer or any Restricted Subsidiary which is outstanding on December 31, 2000; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at December 31, 2000; and

           (12) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (1) through
     (11), inclusive; provided, however, that such extension, renewal, substitution or replacement shall be limited to all or part of the Principal Property which secured the Lien so extended, renewed, substituted or replaced (plus improvements on such Principal Property).

   (b) Notwithstanding the provisions of Section 3.6(a), the Issuer or any Restricted Subsidiary may (without equally and ratably securing the Securities) issue or assume secured Debt, or enter into a secured guarantee, which would otherwise be subject to the foregoing Lien restrictions in an aggregate amount which, together with all other such secured Debt and guarantees of the Issuer and its Restricted Subsidiaries (that is, not including secured Debt and guarantees of the Issuer and its Restricted Subsidiaries permitted in accordance with Section 3.6(a)) and all Attributable Debt in respect of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions permitted in accordance with Section 3.7(a)), does not at the time exceed 15% of Shareholders' Equity in the Issuer and its Consolidated Subsidiaries (excluding accumulated other comprehensive losses), as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Issuer.

      SECTION 3.7 Limitation on Sale and Lease-Back Transactions. (a) The Issuer will not, nor will it permit any Restricted Subsidiary to, enter into any Sale and Lease-Back Transaction of any Principal Property unless the proceeds of such sale or transfer are at least equal to the fair value (as determined by the Board of Directors) of the Principal Property to be leased pursuant to such Sale and Lease-Back Transaction and either (i) the Issuer or such Restricted Subsidiary would be entitled to incur Debt secured by a Lien on such Principal Property without equally and ratably securing the Securities pursuant to Section 3.6, (ii) such Sale and Lease-Back Transaction is entered into between or among the Issuer and a Subsidiary or between or among Subsidiaries, (iii) the lease in such Sale and Lease-Back Transaction is for a period, including renewal rights, of not in excess of three years, and the Issuer or such Restricted Subsidiary that is a party to such lease intends that its use of such Principal Property will be discontinued on or before the expiration of such period, or (iv) the Issuer covenants that it will apply, or cause such Restricted Subsidiary to apply, an amount equal to the fair value (as determined by the Board of Directors) of the Principal Property sold to (1) the retirement (other than any mandatory retirement), within 60 days of the effective date of any such Sale and Lease-Back Transaction, of Funded Debt of the Issuer or of such Restricted Subsidiary or (2) the purchase of property that will constitute Principal Property.

      (b) Notwithstanding the provisions of Section 3.7(a), the Issuer or any Restricted Subsidiary may enter into any Sale and Lease-Back Transaction which would otherwise be subject to the foregoing restrictions if the amount of the Attributable Debt in respect of such Sale and Lease-Back Transaction, together with all secured Debt and guarantees of the Issuer and its Restricted Subsidiaries (other than secured Debt and guarantees of the Issuer and its Restricted Subsidiaries permitted in accordance with Section 3.6(a)) and all other Attributable Debt in respect of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions permitted in accordance with Section 3.7(a)), does not at the time exceed 15% of Shareholders' Equity in the Issuer and its Consolidated Subsidiaries (excluding accumulated other comprehensive losses), as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Issuer.

                                  ARTICLE FOUR
                      SECURITYHOLDERS LISTS AND REPORTS BY
                           THE ISSUER AND THE TRUSTEE

      SECTION 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer and any other obligor on the Securities covenant and agree that they will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series:

         (a) semiannually and not more than 15 days after each January 1 and July 1, and

         (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request,

provided that if and so long as the Trustee shall be the registrar for such series, such list shall not be required to be furnished.

      SECTION 4.2 Preservation and Disclosure of Securityholders Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in
Section 4.1, and (ii) received by it in the capacity of registrar or paying agent for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

      (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, or

         (ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Holders of Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 4.2, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

SECTION 4.3       Reports by the Issuer.  The Issuer covenants:

      (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

      (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

      (c) to transmit by mail to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
Section 4.4(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this
Section 4.3 as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

      SECTION 4.4 Reports by the Trustee. (a) Within 60 days after May 15 of each year commencing with the May 15 following the date of this Indenture, the Trustee shall transmit by mail to the Holders of Securities, as provided in subsection (c) of this Section 4.4, a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the last 12 months (but if no such event has occurred within such period, no report need be transmitted):

                (i) any change to its eligibility under Section 6.9 and its qualification under Section 6.8;

               (ii) the creation of, or any material change to, a relationship specified in paragraph (1) through (10) of Section 310(b) of the Trust Indenture Act of 1939;

              (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of all Securities Outstanding on the date of such report;

               (iv) the amount, interest rate, if any, and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 6.13;

                (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

               (vi) any additional issue of Securities which the Trustee has not previously reported; and

              (vii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a Default, notice of which has been or is to be withheld by it in accordance with the provisions of Article Five.

       (b) The Trustee shall transmit to the Securityholders of each series, as provided in subsection (c) of this Section 4.4, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 4.4 (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of all Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

       (c) Reports pursuant to this Section shall be transmitted by mail:

           (i) to all Holders of Securities, as the names and addresses of such Holders appear upon the registry books of the Issuer; and

          (ii) to all other Persons to whom such reports are required to be transmitted pursuant to Section 313(c) of the Trust Indenture Act of 1939.

       (d) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Commission. The Issuer agrees to promptly notify the Trustee with respect to any series when and as the Securities of such series become admitted to trading on any national securities exchange.

                                  ARTICLE FIVE
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

      SECTION 5.1 Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one or more of the following events (whatever the reason for such Event of Default), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the Board Resolution, Officers' Certificate or supplemental indenture establishing such series of Securities or in the form of Security, for such series:

               (a) Failure to pay any installment of interest on any of the Securities of such series, when and as the same shall become due and payable as therein expressed, and such failure shall continue for a period of 30 days (it being understood that if the entire amount of such payment of interest is irrevocably deposited by the Issuer with the Trustee, or with another paying agent duly appointed hereunder, before the expiration of such period of 30 days, such default shall no longer be considered to be continuing under this Indenture); or

               (b) Failure to pay the principal of the Securities of such series when and as the same shall become due and payable, whether at Stated Maturity thereof or otherwise; or

               (c) Failure to perform or observe any other of the covenants, conditions or agreements on the part of the Issuer in this Indenture (other than a covenant, condition or agreement a Default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or in the Securities of such series, and such failure shall continue for a period of 60 days after written notice specifying the failure and that the same is a Default and requiring the Issuer to remedy such failure shall have been given to the Issuer from the Trustee or to the Issuer and to the Trustee from the Holders of not less than 25% of the principal amount of the Securities of such series then Outstanding; or

               (d) If the Issuer or any Subsidiary shall file a petition commencing a voluntary case under any provision of Bankruptcy Law; or the Issuer or any Subsidiary shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any Bankruptcy Law, or shall consent to the filing of any such petition, answer, or consent; or the Issuer or any Subsidiary shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Issuer or any Subsidiary or of any substantial part of its property; or shall make an assignment for the benefit of creditors; or

               (e) If any order for relief against the Issuer or any Subsidiary shall have been entered by a court having jurisdiction in the premises under any provision of Bankruptcy Law and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Issuer under any Bankruptcy Law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Issuer or any Subsidiary or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days.

      If an Event of Default specified in Section 5.1(a), 5.1(b) or 5.1(c) with respect to Securities of any series then Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities of such series and the interest, if any, accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything to the contrary contained in this Indenture or in the Securities of such series. This provision, however, is subject to the condition that, if at any time after the unpaid principal amount (or such specified amount) of the Securities of such series shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all of the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, if any, to the extent that payment of such interest is enforceable under applicable law and on such principal at the rate borne by the Securities of such series to the date of such payment or deposit) and the reasonable compensation, disbursements, expenses and advances of the Trustee and all other amounts due the Trustee under Section 6.6, and any and all Defaults under this Indenture, other than the nonpayment of such portion of the principal amount of and accrued interest, if any, on Securities of such series which shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 5.7 or provision deemed by the Trustee to be adequate shall have been made therefor, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent Default, or shall impair any right consequent thereon. If any Event of Default specified in Section 5.1(d) or 5.1(e) occurs, all unpaid principal amount (or, if the Securities of any series then Outstanding are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of each such series) and accrued interest on all Securities of each series then Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act by the Trustee or any Securityholder.

      If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Securityholders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceeding had been taken.

      Except with respect to an Event of Default pursuant to Section 5.1(a) or
(b), the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Responsible Officer by the Issuer, a paying agent or any Securityholder.

      SECTION 5.2 Payment of Securities on Default; Suit Therefor. The Issuer covenants that (a) if Default shall be made in the payment of any installment of interest upon any of the Securities of any series then Outstanding as and when the same shall become due and payable, and such Default shall have continued for a period of 30 days, or (b) if Default shall be made in the payment of the principal of any of the Securities of such series as and when the same shall have become due and payable, whether at the Stated Maturity of the Securities of such series or upon redemption or by declaration or otherwise, then, upon demand of the Trustee, the Issuer will pay to the Trustee, for the benefit of the Holders of the Securities, the whole amount that then shall have become due and payable on all such Securities of such series for principal or interest, if any, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, if any, at the rate borne by the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

      If the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or any other obligor on the Securities of such series and collect in the manner provided by law out of the property of the Issuer or any other obligor on the Securities of such series, wherever situated, the moneys adjudged or decreed to be payable.

      If there shall be pending proceedings for the bankruptcy or for the reorganization of the Issuer or any other obligor on the Securities of any series then Outstanding under any bankruptcy, insolvency or other similar law now or hereafter in effect, or if a receiver or trustee or similar official shall have been appointed for the property of the Issuer or such other obligor, or in the case of any other similar judicial proceedings relative to the Issuer or other obligor upon the Securities of such series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered by intervention in such proceedings or otherwise to file and prove a claim or claims for the whole amount of principal and interest, if any, owing and unpaid in respect of the Securities of such series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders allowed in such judicial proceedings relative to the Issuer or any other obligor on the Securities of such series, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses, and any receiver, assignee or trustee or similar official in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, if the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due it for compensation and expenses or otherwise pursuant to Section 6.6, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses and counsel fees and expenses out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders of the Securities of such series may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

      All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

      SECTION 5.3 Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 5.2 with respect to Securities of any series then Outstanding shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities of such series, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

          FIRST: To the payment of costs and expenses of collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee pursuant to Section 6.6 except as a result of its negligence or bad faith;

         SECOND: If the principal of the Outstanding Securities of such series shall not have become due and be unpaid, to the payment of interest, if any, on the Securities of such series, in the order of the maturity of the installments of such interest, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest, if any, at the rate borne by the Securities of such series, such payment to be made ratably to the Persons entitled thereto;

         THIRD: If the principal of the Outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and interest, if any, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, at the rate borne by the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, if any, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

         FOURTH:   To the payment of any surplus then remaining to the Issuer, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

      No claim for interest which in any manner at or after maturity shall have been transferred or pledged separate or apart from the Securities to which it relates, or which in any manner shall have been kept alive after maturity by an extension (otherwise than pursuant to an extension made pursuant to a plan proposed by the Issuer to the Holders of all Securities of any series then Outstanding), purchase, funding or otherwise by or on behalf or with the consent or approval of the Issuer shall be entitled, in case of a Default hereunder, to any benefit of this Indenture, except after prior payment in full of the principal of all Securities of any series then Outstanding and of all claims for interest not so transferred, pledged, kept alive, extended, purchased or funded.

      SECTION 5.4 Proceedings by Securityholders. No Holder of any Securities of any series then Outstanding shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of Default and of the continuance thereof, as hereinbefore provided, and unless the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the Holder of every Security of such series with every other taker and Holder and the Trustee, that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture or of the Securities to affect, disturb or prejudice the rights of any other Holder of such Securities of such series, or to obtain or seek to obtain priority over or preference as to any other such Holder, or to enforce any right under this Indenture or the Securities, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series.

      Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Security to receive payment of the principal of, premium, if any, and interest, if any, on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

      SECTION 5.5 Proceedings by Trustee. In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 5.6 Remedies Cumulative and Continuing. All powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Securityholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such Default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

      SECTION 5.7 Direction of Proceedings; Waiver of Defaults by Majority of Securityholders. The Holders of a majority in aggregate principal amount of the Securities of any series then Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to Securities of such series; provided, however, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine upon advice of counsel that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, its executive committee, or a trust committee of directors or Responsible Officers or both shall determine that the action or proceeding so directed would involve the Trustee in personal liability unless such Holders provide the Trustee with indemnity satisfactory to it. The Holders of a majority in aggregate principal amount of the Securities of any series then Outstanding may on behalf of the Holders of all of the Securities of such series waive any past Default or Event of

Default hereunder and its consequences except a Default in the payment of interest, if any, on, or the principal of, the Securities of such series. Upon any such waiver the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 5.7, said Default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

      SECTION 5.8 Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a Default, with respect to Securities of any series then Outstanding, mail to all Holders of Securities of such series, as the names and the addresses of such Holders appear upon the Securities register, notice of all Defaults known to the Trustee with respect to such series, unless such Defaults shall have been cured before the giving of such notice (the term "Defaults" for the purpose of this Section 5.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of Section 5.1, not including periods of grace, if any, provided for therein and irrespective of the giving of the written notice specified in said clause (c) but in the case of any Default of the character specified in said clause (c) no such notice to Securityholders shall be given until at least 60 days after the giving of written notice thereof to the Issuer pursuant to said clause (c)); provided, however, that, except in the case of Default in the payment of the principal of, premium, if any, or interest, if any, on any of the Securities, or in the payment or satisfaction of any sinking fund or other purchase obligation, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers or both of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Securityholders.

      SECTION 5.9 Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the cost of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Securities of any series then Outstanding, or to any suit instituted by any Securityholders for the enforcement of the payment of the principal of or interest, if any, on any Security against the Issuer on or after the due date expressed in such Security.

                                  ARTICLE SIX
                             CONCERNING THE TRUSTEE

      SECTION 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

            (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                 (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

           (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

           (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Article Five relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

      SECTION 6.2  Certain Rights of the Trustee.  Subject to Section 6.1:

      (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a Board Resolution;

      (c) the Trustee may consult with counsel of its selection and any advice of such counsel promptly confirmed in writing shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

      (d) the Trustee shall be under no obligation to exercise any of the trust or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture (including, without limitation, pursuant to Article Five) unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

      (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

      (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

      (h) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to a series of Securities unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust Office of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Issuer or any other obligor on such series of Securities or by any Holder of Securities of such series.

      SECTION 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Securities or of any prospectus used to sell the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

      SECTION 6.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

      SECTION 6.5 Moneys Held by Trustee. Subject to the provisions of Section
10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

      SECTION 6.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises. The obligations of the Issuer under this Section 6.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or (e) or in connection with Article Five hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law without any need to demonstrate substantial contribution under any bankruptcy law. The provisions of this Section 6.6 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

      SECTION 6.7 Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

      SECTION 6.8 Qualification of Trustee; Conflicting Interests. This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act of 1939. The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act of 1939 regarding disqualification of a trustee upon acquiring a conflicting interest.

      SECTION 6.9 Persons Eligible for Appointment as Trustee; Different Trustees for Different Series. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia having a combined capital and surplus of at least $25,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal, state or District of Columbia authority, or a corporation or other Person permitted to act as trustee by the Commission. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or any Affiliate of such obligor shall serve as trustee upon the Securities. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

      A different Trustee may be appointed by the Issuer for any series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be a trustee other than The Bank of New York, the Issuer and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

      SECTION 6.10 Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Article Five, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (b)   In case at any time any of the following shall occur:

           (i)   the Trustee shall fail to comply with the provisions of Section
      6.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

         (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the

      Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Article Five, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

      (c) The Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the delivery of such evidence of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of
Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

      SECTION 6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers, duties and obligations. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

      If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

      No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 6.8 and eligible under the provisions of Section 6.9.

      Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall give notice thereof to the Holders of Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

      SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of
Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is granted anywhere in the Securities of such series or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


      SECTION 6.13 Preferential Collection of Claims Against the Issuer. The Trustee shall comply with Section 31l(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 31l(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.

      SECTION 6.14 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by federal or state authority.

      Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall, subject to meeting the eligibility requirements for an Authenticating Agent set forth above, continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer.

      Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

      Sections 6.2, 6.3, 6.4 and 7.3 shall be applicable to any Authenticating Agent.

                                 ARTICLE SEVEN
                         CONCERNING THE SECURITYHOLDERS

      SECTION 7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article Seven.

      SECTION 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

            (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

            (b) The ownership of Securities shall be proved by the Security register or by a certificate of the Security registrar.

      SECTION 7.3 Holders to be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

      SECTION 7.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Issuer or by any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

      SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article Seven, revoke such action so far as concerns such Security; provided that such revocation shall not become effective until three Business Days after such filing. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

      SECTION 7.6 Record Date for Consents and Waivers. The Issuer may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to (a) waive any past Event of Default with respect to the Securities of such series in accordance with

Section 5.7 of the Indenture, (b) consent to any supplemental indenture in accordance with Section 8.2 of the Indenture or (c) waive compliance with any term, condition or provision of any covenant hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and any such Persons, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series prior to the date which is the 180th day after such record date, any such waiver or consent previously given shall automatically, and without further action by any Holder, be cancelled and of no further effect.

                                 ARTICLE EIGHT
                             SUPPLEMENTAL INDENTURES

      SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

            (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

            (b) to evidence the succession of another Person to the Issuer, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

            (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the protection of less than all series of Securities, stating that the same are expressly being included solely for the protection of such series) and to make the occurrence, or the occurrence and continuance, of a Default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

            (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable; provided, however, that no such action shall materially adversely affect the interests of the Holders of the Securities;

            (e) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3;

            (f) to provide for the issuance of Securities of any series in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities for the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

            (g) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act of 1939 as in effect at the date as of which this instrument was executed or any corresponding provision provided for in any similar federal statute hereafter enacted;

            (h) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than The Bank of New York as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9 hereof;

            (i) subject to Section 8.2 hereof, to add to or modify the provisions hereof as may be necessary or desirable to provide for the denomination of Securities in foreign currencies which shall not adversely affect the interests of the Holders of the Securities in any material respect;

            (j) to modify the covenants or Events of Default of the Issuer solely in respect of, or add new covenants or Events of Default of the Issuer that apply solely to, Securities not Outstanding on the date of such supplemental indenture; and

            (k) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

      The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities then Outstanding, notwithstanding any of the provisions of Section 8.2.

      SECTION 8.2 Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding of any series affected by such supplemental indenture, the Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided that no such supplemental indenture shall (a) extend the stated final maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest, if any, thereon (or, in the case of an Original Issue Discount Security, reduce the rate of accretion of original issue discount thereon), or reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the Issuer thereof (or the time at which any such redemption, repayment or purchase may be made), or make the principal thereof (including any amount in respect of original issue discount), or interest, if any, thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms of the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy in each case pursuant to Section Article Five, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment or purchase at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected. No consent of any Holder of any Security shall be necessary under this Section 8.2 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to Sections 8.1 and 9.2.

      A supplemental indenture which changes or eliminates any covenant, Event of Default or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may at its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.2, the Issuer (or the Trustee at the request and expense of the Issuer) shall give notice thereof to the Holders of then Outstanding Securities of each series affected thereby, as provided in Section 11.4. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied.

      SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eight may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                  ARTICLE NINE
                                   SUCCESSORS

      SECTION 9.1 When Issuer May Merge, etc. The Issuer may not consolidate or merge with any other Person or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all its properties and assets as an entirety in one transaction or a series of transactions to any Person, unless:

            (a)   either (i) the Issuer shall be the continuing corporation or
      (ii) such Person shall be a corporation, partnership, limited liability company or trust organized and validly existing under the laws of the United States or any state thereof or the District of Columbia, and shall expressly assume by a supplemental indenture all the Issuer's obligations under the Securities and this Indenture; and

            (b) immediately before and after such transaction or each element of such series of transactions, no Default or Event of Default shall have occurred and be continuing.

      The Issuer shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

      SECTION 9.2 Successor Corporation Substituted. Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Issuer or any assignment of its obligations under this Indenture or the Securities in accordance with Section 9.1, the successor corporation formed by such consolidation or into or with which the Issuer is merged or to which such sale, lease, conveyance or other disposition or assignment is made shall succeed to, and be substituted for, and may exercise, every right and power of, the Issuer under this Indenture with the same effect as if such successor corporation had been named as the Issuer herein; and, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE TEN
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                      COVENANT DEFEASANCE; UNCLAIMED MONEYS

      SECTION 10.1 Satisfaction and Discharge of Indenture; Covenant Defeasance.

      (A) If at any time (a) the Issuer shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities Outstanding (other than

Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9); and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer (including all amounts payable, to the Trustee pursuant to Section 6.6), then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharging this Indenture. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred, and to compensate the Trustee for any services thereafter reasonably and properly rendered, by the Trustee in connection with this Indenture or the Securities.

      (B) If at any time (a) the Issuer shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities of any series Outstanding (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9), or (c) in the case of any series of Securities with respect to which the exact amount described in clause (ii) below can be determined at the time of making the deposit referred to in such clause (ii),
(i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or by their terms are to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series, cash in an amount (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or non-callable, non-prepayable bonds, notes, bills or other similar obligations issued or guaranteed by the United States government or any agency thereof the full and timely payment of which are backed by the full faith and credit of the United States ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (1) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal of, premium, if any, or interest, if any, is due and payable, and (2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; then the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series on the date of the deposit referred to in clause (ii) above and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except, in the case of clause (c) of this Section 10.1(B), as to (i) rights of registration of transfer and exchange of Securities of such series,
(ii) rights of substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive payments of principal thereof and premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments thereon, if any, when due,
(iv) the rights, obligations, duties and immunities of the Trustee hereunder,
(v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2 with respect to Securities of such series) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same.

      (C) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities with respect to which the exact amount described in subparagraph (a) below can be determined at the time of making the deposit referred to in such subparagraph (a), the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in subparagraph (a) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive payments of principal thereof, premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2 with respect to Securities of such series) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same, if

            (a) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

            (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; and

            (c) the Issuer has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

      (D) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3. In addition to the foregoing, in the case of any series of Securities with respect to which the exact amount described in subparagraph (a) below can be determined at the time of making the deposit referred to in such subparagraph
(a), the Issuer shall be deemed to be, and shall be, released from its obligations under Sections 3.6 and 3.7 hereof on the 91st day after the date of the deposit referred to in subparagraph (a) below, and the Issuer's obligations under all Securities of such series and this Indenture with respect to Sections
3.6 and 3.7 hereof shall thereafter be deemed to be discharged for the purposes of any direction, waiver, consent or declaration (and the consequences of any thereof) in connection therewith but shall continue in full force and effect for all other purposes hereunder, and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same, if

            (a) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; and

            (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; and

            (c) the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

      SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 10.1 shall be held in trust, and such moneys and all moneys from such U.S. Government Obligations shall be applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any, but such moneys and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

      SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

      SECTION 10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of, premium, if any, or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal, premium, if any, or interest, if any, shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

      SECTION 10.5 Indemnity for U.S. Government Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
10.1 or the principal or interest received in respect of such obligations.

                                 ARTICLE ELEVEN
                            MISCELLANEOUS PROVISIONS

      SECTION 11.1 Partners, Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer, or any partner of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

      SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     SECTION 11.3 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

      SECTION 11.4 Notices and Demands on Issuer, Trustee and Holders of Securities. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer, or as required pursuant to the Trust Indenture Act of 1939, may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to York International Corporation, 631 South Richland Avenue, York, Pennsylvania 17403, Attention: Vice President, Secretary and General Counsel. Any notice, direction, request or demand by the Issuer or any Holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Department.

      Where this Indenture provides for notice to Holders of Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be sufficient notice.

      SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, or as required pursuant to the Trust Indenture Act of 1939, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion provided for in this Indenture (other than a certificate provided pursuant to Section 3.3) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, on information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

      SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of principal of or interest, if any, on the Securities of any series or the date fixed for redemption, purchase or repayment of any such Security shall not be a Business Day, then payment of interest, if any, premium, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, purchase or repayment, and, in the case of payment, no interest shall accrue for the period after such date.

      SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, or is deemed applicable to this Indenture by virtue of the provisions of the Trust Indenture Act of 1939, such required provision shall control.

      SECTION 11.8 GOVERNING LAW. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.

      SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                 ARTICLE TWELVE
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

      SECTION 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or are subject to any sinking fund for the retirement of Securities of a series except as otherwise specified, as contemplated by Section
2.3 for Securities of such series.

      SECTION 12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer or as required by any mandatory sinking fund provision herein shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than

60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear in the Security register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      The notice of redemption to each such Holder shall specify (i) the principal amount of each Security of such series held by such Holder to be redeemed, (ii) the date fixed for redemption, (iii) the redemption price, (iv) the place or places of payment, (v) the CUSIP number relating to such Securities, (vi) that payment will be made upon presentation and surrender of such Securities, unless otherwise specified by the terms of such Securities,
(vii) whether such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, and that the redemption is subject to receipt by the Trustee of sufficient funds, (viii) whether interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) accrued to the date fixed for redemption will be paid as specified in such notice and (ix) whether on and after said date interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

      The notice of redemption of Securities of any series to be redeemed at the option of the Issuer or as required by any mandatory sinking fund provision shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

      On or before the redemption date specified in the notice of redemption given as provided in this Section 12.2, the Issuer will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. The Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice period shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

      If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed, Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be

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

redeemed. So long as Securities of a series are represented by a Global Security registered in the name of a nominee of the Depositary, the particular Securities or portions thereof to be redeemed shall be selected by the Depositary in such manner as it shall determine. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.


      SECTION 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as provided by this Article Twelve, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest, if any accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest, if any, accrued to said date) interest, if any (or, in the case of Original Issue Discount Securities, original issue discount), on the Securities or portions of Securities so called for redemption shall cease to accrue, and such Securities shall cease from and after the date fixed for redemption (unless an earlier date shall be specified in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the form and terms of the Securities of such series were established) except as provided in Sections 6.5 and 10.4, to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest, if any, to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest, if any, accrued thereon to the date fixed for redemption; provided that payment of interest, if any, becoming due on or prior to the date fixed for redemption shall be payable to the Holders of Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and
2.7 hereof.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the redemption price shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

      Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, and of like tenor, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

      SECTION 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 45 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the


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

Issuer, or (b) a Person specifically identified in such written statement as an Affiliate of the Issuer.

      SECTION 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

      In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section 12.5, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

      On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series to be so credited has theretofore been so credited,
(c) stating that no Defaults in the payment of interest or Events of Default with respect to such series have occurred and are continuing, and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and Securities (subject to the parenthetical clause in the second preceding sentence) specified in this paragraph, if any, shall not constitute a Default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof,

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

and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section 12.5.

      If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000, or a lesser sum if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest, if any, to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request, then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. The Issuer, or the Trustee, in the name and at the expense of the Issuer (if the Issuer shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 12.5. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest, if any, on, the Securities of such series at maturity.

      On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest, if any, accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

      The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a Default in payment of interest on such Securities or of any Event of Default with respect to such series except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default known to a Responsible Officer of the Trustee shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such Default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Article Five or the Default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next

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

succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of ______________ ___, 200_.

                                    YORK INTERNATIONAL CORPORATION


                                    By:
                                        --------------------------------------
                                    Title:
                                           -----------------------------------

Attest:

By:
    ----------------------------
Title:
       -------------------------

                                    THE BANK OF NEW YORK, as
                                     Trustee


                                    By:
                                        --------------------------------------
                                    Title:
                                           -----------------------------------

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